FORM 8-K
                  SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549
                           CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)   January 4, 2000

                   INTERNATIONAL SPEEDWAY CORPORATION
          (Exact name of registrant as specified in its charter)

     FLORIDA                      O-2384            59-0709342
(State or other jurisdiction   (Commission       (I.R.S. Employer
    of incorporation)           File Number)     Identification No.)

1801 WEST INTERNATIONAL SPEEDWAY BOULEVARD, DAYTONA BEACH, FLORIDA 32114
  (Address of principal executive offices)                     (Zip code)

Registrant's telephone number, including area code:   (904) 254-2700

        No Change
(Former name or address, if changed since last report)

Item 7.   Financial Statements and Exhibits.

(c)  Exhibits.

          The following Exhibits are provided in accordance with the provisions of Item 601 of Regulation S-K and are filed herewith unless otherwise noted.

                         EXHIBIT INDEX

99.1 Condensed Consolidating Financial Statements of International Speedway Corporation.

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                                     SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              INTERNATIONAL SPEEDWAY CORPORATION
                                         (Registrant)

Date:   1/4/2000             By:    /s/ Susan G. Schandel
     _____________             __________________________________
                               Susan G. Schandel,
                               Vice President and Chief Financial Officer